UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2024

EZFILL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40809	84-4260623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

67 NW 183rd Street, Miami, Florida 33169

(Address of principal executive offices, including Zip Code)

305 -791-1169

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	EZFL	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Mobile Fueling Vendor Agreement, dated as of December 14, 2024:

On December 14, 2024, EzFill Holdings, Inc., a Delaware corporation (the “Company”) and Amazon Logistics, Inc., a Delaware corporation (“Amazon”) entered into a Mobile Fueling Vendor Agreement (the “Agreement”) in respect of certain mobile fueling products and services to be provided by the Company to Amazon. Such products and services will include, but not be limited to, (i) the Company’s on-site fueling services for fleet vehicles for both overnight and daytime fueling services to certain vehicles identified by Amazon stored at certain Amazon delivery locations and other off-site locations designed by Amazon, and (ii) a designated account management team available to assist Amazon during normal business hours and that will respond to escalations, questions and other support needed on a timely basis.

The Agreement provides for certain service level agreements in connection with establishing a process to review the deployment plan as set forth therein on at least a monthly basis to track progress and align on any required adjustments. Further, the Agreement provides for certain representations, covenants and indemnification provisions that are customary for these types of transactions.

The term of the Agreement commences as of the Effective Date (as defined in the Agreement) and, unless earlier terminated as provided thereunder, will continue for three (3) years (the “Initial Term”). Following the Initial Term, Amazon has the unilateral right to extend the Agreement for up to two (2) additional one-year terms by providing sixty (60) days’ notice to the Company of its intent to extend the Agreement.

The information set forth above is qualified in its entirety by reference to the Agreement, which is incorporated herein by reference and attached hereto as Exhibit 10.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1*	Mobile Fueling Vendor Agreement, dated as of December 14, 2024, by and between Amazon Logistics, Inc. and EzFill Holdings, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Portions of this exhibit have been redacted pursuant to Instruction No. 6 of Item 1.01 of Form 8-K or otherwise omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company undertakes to furnish a copy of all unredacted and omitted schedules and exhibits to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 19, 2024

EZFILL HOLDINGS, INC.

By:	/s/ Yehuda Levy
Name:	Yehuda Levy
Title:	Chief Executive Officer